BANK PLAN OF MERGER


     THIS BANK PLAN OF MERGER ("Plan of Merger") dated July 28, 1998, is by and between PATRIOT BANK, a Pennsylvania- chartered bank ("Patriot Bank"), and FIRST LEHIGH BANK, a Pennsylvania-chartered bank ("FL Bank").

                                   BACKGROUND

     1. Patriot Bank is a Pennsylvania bank and a wholly-owned subsidiary of Patriot Bank Corp., a Delaware corporation ("Patriot"). The authorized capital stock of Patriot Bank consists of 10,000,000 shares of common stock, par value $1.00 per share ("Patriot Bank Common Stock"), of which at the date hereof 1,000 shares are issued and outstanding, and 2,000,000 shares of preferred stock, none of which are outstanding.

     2. FL Bank is a Pennsylvania bank and a wholly-owned subsidiary of First Lehigh Corporation, a Pennsylvania corporation ("FL"). The authorized capital stock of FL Bank consists of 10,500 shares of common stock, par value $20.00 per share ("FL Bank Common Stock"), of which at the date hereof 10,500 shares are issued and outstanding.

     3. The respective Boards of Directors of Patriot Bank and FL Bank deem the merger of FL Bank with and into Patriot Bank, pursuant to the terms and conditions set forth or referred to herein, to be desirable and in the best interests of the respective corporations and their respective shareholders.

     4. The respective Boards of Directors of Patriot Bank and FL Bank have adopted resolutions approving this Plan of Merger. The respective Boards of Directors of Patriot and FL have adopted resolutions approving an Agreement dated July __, 1998 (the "Agreement") between Patriot and FL, pursuant to which this Plan of Merger is being executed by Patriot Bank and FL Bank.

                                    AGREEMENT

     In consideration of the premises and of the mutual covenants and agreements herein contained, and in accordance with the applicable laws and regulations of the Commonwealth of Pennsylvania, Patriot Bank and FL Bank, intending to be legally bound hereby, agree:

                                    ARTICLE I
                                     MERGER

     Subject to the terms and conditions of this Plan of Merger and in accordance with the applicable laws and regulations of the Commonwealth of Pennsylvania, on the Effective Date (as that term is defined in Article V hereof): FL Bank shall merge with and into Patriot Bank; the separate existence of FL Bank shall cease; and Patriot Bank shall be the surviving corporation



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(such transaction referred to herein as the "Merger" and Patriot Bank, as the surviving corporation in the Merger, referred to herein as the "Surviving Bank"). The name of the Surviving Bank shall be "Patriot Bank" and it shall have its home office at High and Hanover Streets, Pottstown, Pennsylvania 19464.

                                   ARTICLE II
                      ARTICLES OF INCORPORATION AND BYLAWS

     On and after the Effective Date, the Articles of Incorporation and Bylaws of Patriot Bank, as in effect immediately prior to the Effective Date, shall automatically be and remain the Articles of Incorporation and Bylaws of the Surviving Bank, until altered, amended or repealed.

                                   ARTICLE III
                         BOARD OF DIRECTORS AND OFFICERS

     3.1 Board of Directors. On and after the Effective Date, the directors of the Surviving Bank shall consist of the directors of Patriot Bank duly elected and holding office immediately prior to the Effective Date. Directors shall be elected annually and shall hold office until their successors are elected and qualified. The names and residence addresses of the directors are:

Name                                            Residence Address
----                                            -----------------

Larry V. Thren                                  41 Gladwynn Drive
                                                Reading, PA  19606
James B. Elliott                                684 Old Swede Road
                                                Douglasville, PA  19518
Leonard A. Huff                                 1219 Sheep Hill Road
                                                Pottstown, PA  19464
John H. Diehl                                   180 Diehl Lane
                                                Alburtis, PA  18011
Samuel N. Landis                                669 Furnace Street
                                                Emmaus, PA  18049
Joseph W. Major                                 2960 Raspberry Lane
                                                Gilbertsville, PA  19525
James A. Bentley, Jr.                           2537 Flowing Springs Road
                                                Birchrunville, PA  19421

     3.2 Officers. On and after the Effective Date, the officers of the Surviving Bank shall consist of the officers of Patriot Bank duly elected and holding office immediately prior to the Effective Date.


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                                   ARTICLE IV
                              CONVERSION OF SHARES

     4.1 Stock of Patriot Bank. Each share of Patriot Bank Common Stock issued and outstanding immediately prior to the Effective Date shall, on and after the Effective Date, continue to be issued and outstanding as a share of common stock of the Surviving Bank.

     4.2 Stock of FL Bank. Each share of FL Bank Common Stock issued and outstanding immediately prior to the Effective Date, and each share of FL Bank Common Stock issued and held in the treasury of FL as of the Effective Date, if any, shall, on the Effective Date, be cancelled, and no cash, stock or other property shall be delivered in exchange therefor.

                                    ARTICLE V
                          EFFECTIVE DATE OF THE MERGER

     The Merger shall be effective on the date on which articles of merger executed by Patriot Bank and FL Bank are filed with the Secretary of State of the Commonwealth of Pennsyl vania, unless a later date is specified in such articles (the "Effective Date").

                                   ARTICLE VI
                              EFFECT OF THE MERGER

     6.1 Separate Existence. On the Effective Date: the separate existence of FL Bank shall cease; and all of the property (real, personal and mixed), rights, powers, duties and obliga tions of FL Bank shall be taken and deemed to be transferred to and vested in the Surviving Bank, without further act or deed, as provided by applicable laws and regulations.


                                   ARTICLE VII
                              CONDITIONS PRECEDENT

     The obligations of Patriot Bank and FL Bank to effect the Merger shall be subject to (i) the approval of this Plan of Merger by Patriot and FL in their capacities as the sole share holder of Patriot Bank and FL Bank, respectively,
(ii) receipt of approval of the Merger from the Federal Deposit Insurance Corporation, the Pennsylvania Department of Banking and any other applicable regulatory authority, (iii) receipt of any necessary approval to operate the main office of FL Bank and the branch offices of FL Bank as offices of the Surviving Bank and (iv) the consummation of the merger of FL into Patriot pursuant to the Agreement on or before the Effective Date.

                                  ARTICLE VIII
                                   TERMINATION

     This Plan of Merger shall terminate upon any termination of the Agreement in accordance with its terms.


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                                   ARTICLE IX
                                    AMENDMENT

     Subject to applicable law, this Plan of Merger may be amended, by action of the respective Boards of Directors of the parties hereto, at any time prior to consummation of the Merger, but only by an instrument in writing signed by duly authorized officers on behalf of the parties hereto.

                                    ARTICLE X
                                  MISCELLANEOUS

     10.1 Extensions; Waivers. Any of the terms and conditions of this Plan of Merger may be waived at any time by whichever of the parties hereto is, or the sole shareholder of which is, entitled to the benefit thereof by a written instrument signed by a duly authorized officer of such party.

     10.2 Notices. Any notice or other communication required or permitted under this Plan of Merger shall be given, and shall be effective, in accordance with the provisions of Section 7.06 of the Agreement.

     10.3 Captions. The headings of the several Articles and Sections herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Plan of Merger.

     10.4 Counterparts. For the convenience of the parties hereto, this Plan of Merger may be executed in several counterparts, each of which shall be deemed the original, but all of which together shall constitute one and the same instrument.

     10.5 Governing Law. This Plan of Merger shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.



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     IN WITNESS WHEREOF, Patriot Bank and FL Bank have caused this Bank Plan of
Merger to be executed by their duly authorized officers and their corporate seals to be hereunto affixed on the date first written above.


                                       PATRIOT BANK CORP.


                                       By
                                          -------------------------------------
                                          Joseph W. Major,
                                          President and Chief Executive Officer


                                       FIRST LEHIGH BANK

                                       By
                                          -------------------------------------
                                          John H. McKeever,
                                          Chairman of the Board
                                          and Acting President


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